                                                                     EXHIBIT 1.2




                             KERR-MCGEE CORPORATION

                                 $

                ___% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2010

                           --------------------------


                             UNDERWRITING AGREEMENT


                                                             February ___, 2000


Lehman Brothers Inc.
Goldman, Sachs & Co.
c/o Lehman Brothers Inc.
3 World Financial Center
200 Vesey Street
New York, New York 10285

Ladies and Gentlemen:


         Kerr-McGee Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters named in Schedule I hereto (the "Underwriters") an aggregate
of $           principal amount of the ___% Convertible Subordinated Debentures due 2010, convertible into the Common Stock ("Stock") of the Company (the "Firm Securities") and, at the election of the Underwriters, up to an aggregate of
$           additional aggregate principal amount thereof (the "Optional
Securities") (the Firm Securities and the Optional Securities which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Securities").


         1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (a) Two registration statements on Form S-3 (File Nos. 333-76951 and 333-94091) in respect of various debt and equity securities of the Company, including the Firm Securities and Optional Securities and shares of the Stock issuable upon conversion thereof, have been filed with the Securities and Exchange Commission (the "Commission"), pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, but including all documents incorporated by reference in the base prospectus included in the later such registration statement, have been declared effective by the Commission in such form; no other document with respect to such registration statements or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order


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          suspending the effectiveness of such registration statements or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (the base prospectus included in the later such registration statement or filed with the Commission pursuant to Rule 424(b) under the Act, as supplemented to reflect the preliminary terms of the offering of the Securities, is hereinafter called a "Preliminary Prospectus"; the various parts of each such registration statement, including all exhibits thereto but excluding Form T-1 and including (i) the information contained in the form of base prospectus included in the later such registration statement, as supplemented to reflect the final terms of the offering of the Securities, filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and (ii) the documents incorporated by reference in such base prospectus at the time such part of the later such registration statement became effective, each as amended at the time such part of the later such registration statement became effective, are hereinafter collectively called the "Registration Statement"; such base prospectus, as supplemented to reflect the final terms of the offering of the Securities, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);


               (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use therein;


               (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and



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          the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use therein;


               (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use therein;


               (e) The Company and its subsidiaries taken as a whole have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (except for capital stock issued upon exercise of stock options or pursuant to employee benefit plans) or a material increase in the consolidated long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus;


               (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it




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          owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each significant subsidiary (as such term is defined in Rule 405 under the Act), each such significant subsidiary being identified on Annex A hereto and being called herein a "Significant Subsidiary," has been duly incorporated or organized, as the case may be, and is validly existing in good standing under the laws of its jurisdiction of organization;


               (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture referred to below, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock, membership interests or partnership interests, as the case may be, of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;


               (h) The Firm Securities and Optional Securities have been duly authorized and, when issued and delivered pursuant to this Agreement and duly executed and authenticated pursuant to the Indenture, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture dated as of August 1, 1982, as supplemented and amended by the First Supplemental Indenture dated May 7, 1996, the Second Supplemental Indenture dated August 2, 1999, the Third Supplemental Indenture dated November 1, 1999, and the Fourth Supplemental Indenture dated January 18, 2000, and as proposed to be supplemented and amended by a Fifth Supplemental Indenture pursuant to which the Firm Securities and Optional Securities are to be issued, each between the Company and Citibank, N.A., as Trustee (the "Trustee") (as so supplemented and amended, and as proposed to be supplemented and amended, the "Indenture"), under which they are to be issued, each of which Indenture and supplements thereto (except for the Fourth Supplemental Indenture and the Fifth Supplemental Indenture) has been filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indenture conforms, and the Securities will conform, to the descriptions thereof in the Prospectus;



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               (i) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except the registration under the Act of the Securities and the shares of Stock issuable upon conversion thereof, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;


               (j) Neither the Company nor any of its Significant Subsidiaries is in violation of its Certificate of Incorporation or By-laws (or similar constituent document) or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except if such default could not reasonably be expected to have a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole;


               (k) The statements set forth in the Prospectus under the captions "Description of Debt Securities," "Description of the Debentures," and "Description of Common Stock," insofar as they purport to constitute a summary of the terms of the Securities and the Stock, and under the caption "Certain United States Federal Income Tax Considerations," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;


               (l) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which could reasonably be expected, either individually or in the aggregate, to have a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;



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               (m) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");


               (n) Arthur Andersen LLP, who has certified certain financial statements of the Company and its subsidiaries, and PricewaterhouseCoopers LLP, who has certified certain financial statements of Oryx Energy Company, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;


               (o) This Agreement has been duly authorized, executed and delivered by the Company;


               (p) Neither the Company nor any subsidiary is a "holding company" or a "public utility," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended (the "1935 Act");


               (q) The Company and its subsidiaries possess all material licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto);


               (r) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto);



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               (s) Except as set forth in the Prospectus and except as set forth in Annex B attached hereto, neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended;


               (t) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties), and on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto); and


               (u) The subsidiaries listed on Annex A attached hereto are the only significant subsidiaries of the Company as defined by Rule 405 under the Act.


          2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of ______% of the principal amount thereof, plus accrued interest, if any, from _______________, 2000 to the First Time of Delivery (as defined in Section 4(a) hereof), the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the same purchase price set forth in clause (a) of this Section 2, that portion of the aggregate principal amount of the Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractions of $1,000 principal amount), determined by multiplying such aggregate principal amount of Optional Securities by a fraction, the numerator of which is the maximum aggregate principal amount of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum aggregate principal amount of Optional Securities which all of the Underwriters are entitled to purchase hereunder.


          The Company hereby grants to the Underwriters the right to purchase at
their election up to $            aggregate principal amount of Optional
Securities, at the same purchase price set forth in clause (a) of the first paragraph of this Section 2, plus accrued interest, if any, from ________, 2000 to the Second Time of Delivery (as defined in Section 4(a) hereof), for the sole purpose of covering sales of Securities in excess of the aggregate principal amount of Firm



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Securities. Any such election to purchase Optional Securities may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.


          3. Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.


          4. (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with the Trustee, as custodian for The Depository Trust Company ("DTC"). The Company will deliver the Securities to Lehman Brothers Inc., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to Lehman Brothers Inc. at least forty-eight hours in advance, by causing DTC to credit the Securities to the account of Lehman Brothers Inc. at DTC. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on _________, 2000, or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase the Optional Securities, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery," such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery".


             (b) The definitive global Securities referred to in Section 4(a) and the documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(m) hereof, will be delivered at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017-3954 (the "Closing Location"). A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4(b), "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.


          5. The Company agrees with each of the Underwriters:





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         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which reasonably shall be disapproved of by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Securities or the shares of Stock issuable upon conversion of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;


         (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;


         (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus as amended and supplemented in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and the shares of Stock issuable upon conversion of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to




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notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities and the shares of Stock issuable upon conversion of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;


         (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
158);

         (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of this Agreement, not to offer, sell, or otherwise dispose of any shares of the Company's common stock or any securities that are convertible into or exchangeable or exercisable for any such shares of common stock or enter into any derivative transaction with similar effect as a sale of such common stock (other than (i) the issuance of shares of common stock by the Company under employee incentive plans or upon exercise of options issued under employee incentive plans, (ii) the sale to the Underwriters of the common stock of the Company pursuant to the contemporaneous offering described in the Prospectus or (iii) the issuance of common stock upon conversion of the Securities), without the prior written consent of the Designated Underwriter. The Designated Underwriter shall be either Lehman Brothers Inc. or Goldman, Sachs & Co., the identity of such firm to be determined by the Underwriters promptly upon such consent being sought by the Company;

         (f) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

         (g) To reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Stock upon conversion of the Securities; and

         (h) To use its best efforts to list, subject to notice of issuance, the Securities and the shares of Stock issuable upon conversion of the Securities on The New York Stock Exchange.


         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities and the shares of Stock issuable upon conversion of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, the Blue Sky survey, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.


         7. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:


         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;


         (b) Vinson & Elkins L.L.P., counsel for the Underwriters, shall have furnished to you such written opinion, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the shares of Stock issuable upon conversion of the Securities, the Registration Statement, the Prospectus and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to render such opinion;


         (c) Simpson Thacher & Bartlett, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:


             (i) The Company and Kerr-McGee Oil & Gas Corporation have each been duly incorporated and are each validly existing and in good standing as corporations under the laws of the State of Delaware and have full corporate power and authority to conduct their respective business as described in the Prospectus as amended or supplemented;

             (ii) The shares of Stock initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be validly issued, fully paid and non-assessable;


             (iii) This Agreement has been duly authorized, executed and delivered by the Company;


             (iv) The Securities being issued at such Time of Delivery have been duly authorized, executed and delivered and, assuming due authentication thereof by the Trustee, and upon payment and delivery and in accordance with this Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject, as to enforcement, to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and will be entitled to the benefits of the Indenture;


             (v) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;


             (vi) The statements made in the Prospectus under the captions "Description of the Debentures," "Description of Debt Securities," and "Description of Common Stock," insofar as they purport to constitute summaries of certain terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;


             (vii) The statements made in the Prospectus under the caption "Certain United States Federal Income Tax Considerations," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects; and


             (viii)The Company is not an "investment company," or a company "controlled" by an "investment company" within the meaning of and subject to regulation under the Investment Company Act.


         In addition, such counsel shall state that they have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration

Statement, the Prospectus or the Exchange Act documents incorporated therein and that they take no responsibility therefor, except as and to the extent set forth in paragraphs (vi) and (vii) above. In the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act documents incorporated therein), such counsel shall state that they participated in conferences with certain officers and employees of the Company, with representatives of Arthur Andersen LLP and with counsel to the Company. Such counsel may state that they did not participate in the preparation of the Exchange Act documents incorporated therein or review such documents prior to their filing with the Commission. Based upon such counsel's examination of the Registration Statement, Prospectus and Exchange Act documents incorporated therein and such counsel's investigations made in connection with the preparation of the Registration Statement, and the Prospectus (excluding the Exchange Act documents incorporated therein) and such counsel's participation in the conferences referred to above, (i) such counsel shall state that they are of the opinion that the Registration Statement as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act documents incorporated therein complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel need express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act documents incorporated therein and
(ii) such counsel had no reason to believe that the Registration Statement, as of its effective date (including the Exchange Act documents incorporated therein on file with the Commission on such effective date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act documents incorporated therein) as of its date contained, or, as of such Time of Delivery, contains, any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no belief with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act documents incorporated therein.


         In rendering the foregoing opinion, Simpson Thacher & Bartlett may state that such opinion is limited to the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and that they are expressing no opinion as to the effect of the laws of any other jurisdiction. In addition, such counsel may state that they have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by them to be responsible;

            (d) Gregory F. Pilcher, Vice President, General Counsel and Secretary of the Company, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;


                (ii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;


                (iii) Each Significant Subsidiary of the Company (other than Kerr-McGee Oil & Gas Corporation) has been duly incorporated or organized, as the case may be, and is validly existing in good standing under the laws of its jurisdiction of organization; and all of the issued shares of capital stock, membership interests or partnership interests, as the case may be, of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                (iv) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which could reasonably be expected, either individually or in the aggregate, to have a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;


                (v) The issue and sale of the Securities being issued and delivered at such Time of Delivery and the compliance by the Company with all of the provisions of such Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties; and


                (vi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities being issued and delivered at such Time of Delivery or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.


         (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at such Time of Delivery, Arthur Andersen LLP and PricewaterhouseCoopers LLP shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex C and Annex D hereto, respectively;


         (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and
(ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company and its subsidiaries considered as a whole, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;


         (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;


         (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

         (i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;


         (j) The shares of Stock issuable upon conversion of the Securities shall have been duly listed, subject to notice of issuance, on The New York Stock Exchange;

         (k) The Securities shall have been duly listed, subject to notice of issuance, on The New York Stock Exchange;

         (l) The directors and executive officers of the Company listed in
Schedule II shall have entered into a written agreement in the form of Annex E hereto (each such agreement, a "Lock-up Agreement"), and executed originals of each Lock-up Agreement shall have been delivered to you; and

         (m) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request.

         8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any amendment or supplement thereto, or any other prospectus relating to the Securities or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any such amendment or supplement, or any other prospectus relating to the Securities in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein.


         (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any amendment or supplement thereto, or any other prospectus relating to the Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any such amendment or supplement, or any other prospectus relating to the Securities in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.


         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.


         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discount received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.


         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.


         9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein at such Time of Delivery. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.


         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.


         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligation of the Underwriters to purchase and of the Company to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.


         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the

Company as provided herein, the Company will reimburse the Underwriters for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

         12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to you c/o Lehman Brothers, Inc., 3 World Financial Center, 200 Vesey Street, New York, New York 10285; and if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.


         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.


         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us one for the Company, one for each of you, and one for each counsel counterparts hereof, and upon the acceptance hereof by each of you, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company.


                                             Very truly yours,


                                             KERR-McGEE CORPORATION


                                             By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


Accepted as of the date hereof:

LEHMAN BROTHERS INC.


By:
     ---------------------------
     Name:
     Title:


GOLDMAN, SACHS & CO.


By:

    ----------------------------
    (Goldman, Sachs & Co.)



                    Signature Page to Underwriting Agreement
                     (Convertible Subordinated Debentures)

                                                                      SCHEDULE I



                                  UNDERWRITERS


                                                                                                  AGGREGATE
                                                                                                  PRINCIPAL
                                                                                                  AMOUNT OF
                                                                                                  OPTIONAL
                                                                            PRINCIPAL            SECURITIES
                                                                            AMOUNT OF               TO BE
                                                                            SECURITIES           PURCHASED IF
                                                                              TO BE                MAXIMUM
                                  UNDERWRITER                               PURCHASED          OPTION EXERCISED
                                  -----------                             ------------         ----------------
Lehman Brothers Inc. ....................................................  $                       $
Goldman, Sachs & Co......................................................  $                       $

                  Total..................................................  ------------            -----------
                                                                           $                       $
                                                                           ============            ===========



                           SCHEDULE I - PAGE 1

                                                                     SCHEDULE II


                OFFICERS AND DIRECTORS SIGNING LOCK-UP AGREEMENTS


Luke R. Corbett
Tom J. McDaniel
William E. Bradford
Sylvia A. Earle
David C. Genever-Watling
Martin C. Jischke
William C. Morris
John J. Murphy
Leroy C. Richie
Matthew R. Simmons
Farah M. Walters
Ian L. White-Thomson
Robert M. Wohleber
Gregory F. Pilcher
Kenneth W. Crouch
Michael G. Webb
W. Peter Woodward
George D. Christiansen
Julius C. Hilburn
Deborah A. Kitchens
John M. Rauh
Jean B. Wallace



                              SCHEDULE II - PAGE 1

                                                                      ANNEX A


                            SIGNIFICANT SUBSIDIARIES


Kerr-McGee Oil & Gas Corporation

Kerr-McGee (G.B.) Limited

Kerr-McGee Chemical LLC

Kerr-McGee Oil & Gas Onshore LP

Kerr-McGee L.P. Corporation



                                ANNEX A - PAGE 1

                                                                        ANNEX B


                            ENVIRONMENTAL DISCLOSURES


         The Company and/or its subsidiaries has been named a "potentially responsible party" in connection with sites located in the following jurisdictions:

         Milwaukee, Wisconsin

         West Chicago, Illinois (Residential Areas)

         West Chicago, Illinois (Reed-Keppler Park)

         Chicago, Illinois (Lindsey Light II)

         Soda Springs, Idaho California (Operating Industries, Inc.)

         Double Eagle, Oklahoma

         Lakeview, Oregon

         Picketville, Florida

         Rouse Drum, Florida

         Brunswick, Georgia

         Toledo, Ohio

         Vermillion Parish, Louisiana (PAB Oil Site)

         Manville, New Jersey



                                ANNEX B - PAGE 1

                                                                       ANNEX C


       MATTERS TO BE ADDRESSED IN COMFORT LETTERS OF ARTHUR ANDERSEN LLP

         Arthur Andersen LLP shall furnish letters to the Underwriters, dated the respective date of delivery thereof, in form and substance satisfactory to the Underwriters, confirming that they are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of the Company for the three-month and nine-month periods ended September 30, 1999, and as at September 30, 1999, in accordance with the Statement on Auditing Standards No. 71, and stating in effect that:

         (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

         (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the three-month and nine-month periods ended September 30, 1999, and as at September 30, 1999; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the directors and audit committee of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1998, nothing came to their attention which caused them to believe that:

               (1) any unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related rules and regulations adopted by the Commission; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus;

               (2) with respect to the period subsequent to September 30, 1999, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or, capital stock of the Company, or decreases in the stockholders' equity or net current assets of the Company, as


                                ANNEX C - PAGE 1
          compared with the amounts shown on the September 30, 1999 unaudited consolidated condensed balance sheet included or incorporated in the Registration Statement and the Kerr-McGee Prospectus, or for the period from October 1, 1999 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated sales, net income or net income per share of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Underwriters;



               (3) the information included or incorporated by reference in the Registration Statement and the Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K.

          (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information set forth under the captions "Selected Financial and Operating Data of Kerr-McGee" in the Prospectus and "Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements" in the Prospectus, the information included or incorporated by reference in Items 1, 2, 6 and 7 of the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

         References to the Prospectus in this Annex C include any amendment or supplement thereto at the date of the letter.





                                 ANNEX C - PAGE 2

                                                                        ANNEX D





                  MATTERS TO BE ADDRESSED IN COMFORT LETTERS OF

                           PRICEWATERHOUSECOOPERS LLP



      PricewaterhouseCoopers LLP shall furnish letters to the Underwriters, dated the respective date of delivery thereof, in form and substance satisfactory to the Underwriters, confirming that they are independent certified public accountants with respect to Oryx Energy Company within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and stating in effect that, in their opinion, the audited financial statements of Oryx Energy Company referred to in their report dated February 26, 1999, which is incorporated by reference in the Registration Statement and the Prospectus, comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission.





                                ANNEX D - PAGE 1

                                                                        ANNEX E


                                LOCK-UP AGREEMENT





                                     [Date]

Lehman Brothers Inc.
Goldman, Sachs & Co.
c/o Lehman Brothers Inc.
3 World Financial Center
200 Vesey Street
New York, New York 10285


Ladies and Gentlemen:


         The undersigned have been informed that Kerr-McGee Corporation (the "Company") proposes to issue Convertible Subordinated Debentures due 2010 (the "Debentures"). The undersigned have been informed that the Company has prepared a preliminary prospectus regarding the Debentures and will enter into an underwriting agreement (the "Underwriting Agreement") with Lehman Brothers Inc. and Goldman, Sachs & Co. (the "Underwriters") with respect to the Debentures.


         To facilitate the sale of the Debentures, to be purchased thereunder and in consideration of the Underwriters entering into the Underwriting Agreement, the undersigned hereby irrevocably confirms, covenants and agrees for the benefit of the Company and the Underwriters that, except as set forth herein, the undersigned will not, directly, or indirectly, offer, sell, or otherwise dispose of any shares of the Company's common stock registered in the name of or beneficially owned by the undersigned on the date hereof within the meaning of the Securities Exchange Act of 1934 or any securities convertible into or exchangeable or exercisable for any such shares of common stock (collectively, the "Exchangeable Securities"), or enter into any derivative transaction with similar effect as a sale of such common stock, for a period of 90 days after the date of the Underwriting Agreement, without the prior written consent of the Underwriter designated pursuant to the Underwriting Agreement.


         Notwithstanding the foregoing, the undersigned retains the right to offer, sell, or otherwise dispose of any shares of the Company's common stock or Exchangeable Securities that are registered in the name of or beneficially owned by the undersigned within the meaning of the Securities Exchange Act of 1934, if directed by a trust beneficiary, customer or other third party where such third party has the legal or contractual right to require such offer, sale, or other disposal of such common stock or Exchangeable Securities or to the extent the undersigned is required to effect any disposition pursuant to any fiduciary, legal or contractual obligation.




                                ANNEX E - PAGE 1

         The undersigned further represents to you that as of the date hereof the undersigned is not a party to (nor are any of the shares of any class of the Company's common stock registered in the name of or beneficially owned by the undersigned or any Exchangeable Securities owned by the undersigned subject to) any option, warrant or other right to acquire such common stock or Exchangeable Securities by any other person or entity.

         The undersigned acknowledges and agrees that this agreement shall be binding upon and inure to the benefit of the successors and assigns of the undersigned, the Company and the Underwriters.


                                                             Very truly yours,





                                ANNEX E - PAGE 2